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                                                                   Exhibit 10.15


                                AMENDMENT NO. 1
                                       TO
                          CONSULTING SERVICES AGREEMENT
                                  ("AGREEMENT")



This Amendment No. 1 is made this 21st day of June, 1999, pursuant to the Systems Integration Consulting Services Agreement, effective date May 21, 1998, by and between LCI International Telecom Corp. dba Qwest Communications Corporation as Successor in Interest to LCI International Management Services, Inc. ("Qwest") with offices at 4250 North Fairfax Drive, Arlington, VA 22203, and Predictive Systems, Inc. ("Contractor") having a place of business at 620 Herndon Parkway, Suite 360, Herndon, VA 20170. The terms of this Amendment shall prevail over any inconsistent terms contained in the Agreement.

ARTICLE 3 - TERM

This Article is amended to read.

THIS AGREEMENT SHALL HAVE AN EFFECTIVE DATE OF MAY 21, 1998, AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL DECEMBER 31, 1999, AND SHALL BE RENEWED AUTOMATICALLY ON A MONTH TO MONTH BASIS, UNLESS TERMINATED PURSUANT TO THE ARTICLE ENTITLED "TERMINATION."

All other terms and conditions of the Consulting Services Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the date and year first written above.

LCI INTERNATIONAL TELECOM CORP. DBA QWEST         PREDICTIVE SYSTEMS, INC.
COMMUNICATIONS CORPORATION AS SUCCESSOR IN
INTEREST TO LCI INTERNATIONAL MANAGEMENT
SERVICES, INC.

          /s/ John P. Poli                           /s/ Mark L. Farrar
------------------------------------------        ---------------------------
Signature                                         Signature

             John P. Poli                               Mark L. Farrar
------------------------------------------        ---------------------------
Name                                              Name

            Vice President                          Regional Vice President
------------------------------------------        ---------------------------
Title                                             Title

             July 2, 1999                                29 June, 1999
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Date                                              Date